UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

RENALYTIX PLC

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

   , 2024

Re: General Meeting of Renalytix plc

Dear Shareholders,

On behalf of our Board of Directors, I am pleased to invite you to a general meeting (the “General Meeting”) of Renalytix plc (the “Company”). The General Meeting will be held at 3:00 p.m. (BST) on Monday, April 22, 2024 at 6 Stratton Street Mayfair, London W1J 8LD.

This letter, the notice of General Meeting set out in this document (the “Notice of General Meeting”), and associated materials for the General Meeting are being sent, or otherwise made available, to you because, as of     , 2024, you are registered as a holder of ordinary shares in the register of members of the Company. On or about     , 2024, this letter, the Notice of General Meeting and associated materials will also be made available to holders of American Depositary Shares (“ADSs”) and contains information relevant to holders of ADSs. For the avoidance of doubt, references to “ADSs” includes restricted ADSs.

The Notice of General Meeting is set out in this document, and it contains the resolutions that make up the proposals to be proposed at the General Meeting (the “Resolutions”).

Details regarding the business to be conducted at the General Meeting, and admission to the General Meeting, are described in the accompanying Notice of General Meeting, proxy statement and the enclosed ADS Proxy Card (if applicable). For the purposes of the General Meeting, a quorum will be formed by two qualifying persons present at the meeting and between them holding at least 33 1/3 percent in number of the issued shares. A “qualifying person” is an individual who is a member, a person authorized to act as the representative of a member (being a corporation) in relation to the meeting or a person appointed as proxy of a member in relation to the meeting.

ACTION TO BE TAKEN BY HOLDERS OF ORDINARY SHARES IN THE COMPANY IN RESPECT OF THE EXTRAORINDARY GENERAL MEETING

If you are a holder of ADSs, please refer to the section below — “Holders of American Depositary Shares”.

You will not receive a hard copy form of proxy with this document. Instead, you will be able to submit a proxy electronically using the link www.signalshares.com. You will need to log into your Signal Shares account or register if you have not previously done so. To register you will need your Investor Code which is detailed on your share certificate or available from Link Group. Proxies submitted electronically must be submitted by no later than 3:00 p.m. (BST) on April 18, 2024. You can also vote electronically via the shareholder app LinkVote+ or, if you are an institutional investor, via the Proxymity platform; full details are set out in the notes to the Notice of General Meeting. You may request a hard copy form of proxy directly from Link Group, shareholderenquiries@linkgroup.co.uk or on +44(0)371 664 0300. Calls are charged at the standard geographic rate and will vary by provider. Calls outside the United Kingdom will be charged at the applicable international rate. Lines are open between 09:00 – 17:30 (BST), Monday to Friday excluding public holidays in England and Wales. Hard copy forms of proxy must be received by no later than 3:00 p.m. (BST) on April 18, 2024.

A proxy may also be appointed by CREST members, by using the CREST electronic proxy appointment service, further details of which are set out in the notes to the Notice of General Meeting. Proxies submitted via CREST (under ID RA10) must be sent as soon as possible and in any event delivered by no later than 3:00 p.m. (BST) on April 18, 2024, in order to be valid. The completion and return of a form of proxy, submitting a proxy instruction electronically, appointing a proxy via Proxymity or submitting a CREST proxy instruction will not preclude shareholders from attending and/or voting at the General Meeting should they so wish.

HOLDERS OF AMERICAN DEPOSITARY SHARES

In order to exercise your vote as a holder of an interest in the capital of the Company represented by ADSs, you or your bank, broker or nominee must be registered as a holder of ADSs in the ADS register by 5:00 p.m. Eastern Time on March 25, 2024 (the record date for ADS holders). If you hold ADSs through a bank, broker or nominee on March 25, 2024, the General Meeting documentation, including the ADS proxy card, will be sent to your broker who should forward the materials to you. Please reach out to your broker to provide your voting instructions. Please note that ADS proxy cards submitted by ADS holders must be received by Citibank, N.A. no later than 10:00 a.m. Eastern Time on April 16, 2024.

If you have queries about how you can deliver voting instructions, please contact Citibank, N.A. — ADR Shareholder Services at tel: +1-877-248-4237 (toll free within the United States) or +1-781-575-4555 (for international callers) or by email: citibank@shareholders-online.com or at Citibank Shareholder Services, P.O. Box 43077, Providence, RI 02940-3077.

RECOMMENDATION

The Board of Directors believes that each Resolution is in the best interest of shareholders and most likely to promote the success of the Company for the benefit of its shareholders as a whole. Accordingly, the Board of Directors unanimously recommends that you vote in favor of each of the Resolutions. Each director with personal holdings of equity interests in the Company intends to do so in respect of his or her own beneficial holdings. You will find an explanatory note in relation to each of the Resolutions in the attached proxy statement.

Thank you for your ongoing support of Renalytix plc.

Sincerely,

/s/ Christopher Mills
Christopher Mills Chairman

Renalytix plc

Finsgate

5-7 Cranwood Street

London, United Kingdom

(incorporated and registered in England and Wales under the Companies Act 2006 with registered number 11257655)

NOTICE OF GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 22, 2024

NOTICE IS HEREBY GIVEN that a General Meeting (the “General Meeting”) of Renalytix plc (the “Company”) will be held at 3:00 p.m. (BST) on Monday, April 22, 2024 at 6 Stratton Street Mayfair, London W1J 8LD, to consider and if thought fit, pass the following resolutions of which Resolutions 1 and 2 will be proposed as ordinary resolutions and Resolutions 3 and 4 as special resolutions.

Ordinary Resolutions

1.

That the Directors be and are hereby generally and unconditionally authorised pursuant to section 551 of the Companies Act 2006 (the “Act”) (in addition to all existing authorities conferred upon the Directors pursuant to section 551 of the Act which shall continue in full force and effect and in addition to the authorities conferred upon the Directors by Resolution 2, if passed) to exercise all the powers of the Company to allot ordinary shares of £0.0025 each in the capital of the Company (“Ordinary Shares”) up to an aggregate nominal amount of £67,039.6025 (26,815,841 Ordinary Shares) (the “Second Tranche Placing Shares”), provided that such authority shall expire (unless previously revoked or varied by the Company in general meeting) on the date three months after the date of passing of this resolution, save that the Directors may, before such expiry, revocation or variation, make an offer or agreement which would or might require Second Tranche Placing Shares to be allotted or granted after this authority expires and the Directors may allot the Second Tranche Placing Shares in pursuance to such an offer or agreement as if the authority conferred by this resolution had not expired.

2.

That in substitution for any existing such authorities (but without prejudice to any allotment of Relevant Securities (as defined in (i) below) made or agreed to be made pursuant to such authorities and in addition to the authority granted pursuant to Resolution 1, if passed), the Directors be and are hereby generally and unconditionally authorised pursuant to section 551 of the Act to exercise all the powers of the Company:

(i)

to allot shares and grant rights to subscribe for, or convert any security into, shares of the Company (all of which transactions are hereafter referred to as an allotment of “Relevant Securities”) up to an aggregate nominal amount of £128,391 (representing approximately 35% of the Company’s issued share capital following the allotment of the Second Tranche Placing Shares (the “Enlarged Issued Share Capital”)); and

(ii)

to allot further equity securities (as defined in section 560 of the Act) up to an aggregate nominal amount of £122,277 (representing approximately one-third of the Enlarged Issued Share Capital) in connection with a pre-emptive offer in favour of shareholders where the equity securities respectively attributable to the interest of the shareholders are proportionate (as nearly as practicable) to the respective numbers of Ordinary Shares held by them, which satisfies the conditions and may be subject to all or any of the exclusions specified in paragraph (i) of Resolution 4.

The authorities conferred by this resolution shall expire (unless previously revoked or varied by the Company in general meeting) at the conclusion of the next annual general meeting of the Company or the close of business on July 22, 2025, whichever is earlier, save that the Company may, before such expiry, revocation or variation, make an offer or agreement which would or might require Relevant Securities and/or equity securities to be allotted after such expiry and the Directors may allot Relevant Securities and/or equity securities in pursuance of such an offer or agreement as if the authority conferred hereby had not expired or been revoked or varied.

Special Resolutions

3.

That, subject to and conditional upon the passing of Resolution 1 above (and in addition to all existing unexercised powers of the Directors under sections 570 and 571 of the Act, which shall continue in full force and effect and in addition to the powers conferred upon the Directors by Resolution 4, if passed), the Directors be and are hereby empowered pursuant to section 571(1) of the Act to allot equity securities (as defined in section 560 of the Act) for cash pursuant to the authority granted by Resolution 1 above as if section 561(1) of the Act did not apply to any such allotment or sale, provided that such power shall:

(i)	be limited to the allotment of the Second Tranche Placing Shares; and

(ii)

expire (unless previously revoked or varied by the Company in general meeting) on the date three months after the date of passing of this resolution but the Directors may before such expiry, revocation or variation make an offer or agreement which would or might require equity securities to be allotted after this authority expires and the Directors may allot equity securities as if the power conferred by this resolution had not expired.

4.

That, subject to and conditional upon the passing of Resolution 2 above, the Directors be given power in accordance with sections 570 and 573 of the Act to allot equity securities (as defined in section 560 of the Act) for cash pursuant to the authority conferred by Resolution 2 above and/or sell treasury shares as if section 561(1) of the Act did not apply to any such allotment or sale provided that this power shall be limited to:

(i)

the allotment of equity securities in connection with an offer or issue of equity securities to or in favor of (a) holders of ordinary shares in proportion (as nearly as may be practicable) to their existing holdings and (b) holders of other equity securities if this is required by the rights of those securities or, if the Directors consider it necessary, as permitted by the rights of those securities, and so that the Directors may make such exclusions or other arrangements as they consider expedient or necessary in relation to fractional entitlements, record dates, shares represented by depositary receipts, the use of more than one currency for making payments in respect of such offer, treasury shares, legal or practical problems under the laws in any territory or the requirements of any relevant regulatory body or stock exchange or any other matter; and

(ii)

the allotment of equity securities for cash pursuant to the authority granted under paragraph (i) of Resolution 2 (otherwise than under paragraph (i) of this Resolution 4) up to a maximum aggregate nominal amount of £128,391, which represents approximately 35% of the Enlarged Issued Share Capital.

The power conferred by this resolution shall expire (unless previously revoked or varied by the Company in general meeting) at the conclusion of the next annual general meeting of the Company or the close of business on July 22, 2025, whichever is earlier, save that the Company may before such expiry, revocation or variation make an offer or agreement which would or might require equity securities to be allotted or treasury shares to be sold after such expiry, revocation or variation and the Directors may allot equity securities and sell treasury shares pursuant to such offer or agreement as if the power hereby conferred had not expired or been revoked or varied. This power is in substitution for any and all powers previously conferred on the Directors under Section 570 of the Act, but without prejudice to any allotment of equity securities made or agreed to be made pursuant to such powers, and is in addition to the powers conferred upon the Directors by Resolution 3, if passed.

In accordance with the Company’s articles of association, voting on all resolutions at the General Meeting will be on a poll rather than a show of hands.

Resolutions 1 and 2 will be proposed as ordinary resolutions under English law. Assuming that a quorum is present, an ordinary resolution is passed on a poll if it is approved by holders representing a simple majority (more than 50%) of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution.

(ii)

Resolutions 3 and 4 will be proposed as special resolutions under English law. Assuming that a quorum is present, a special resolution is passed on a poll if it is approved by holders representing not less than 75% of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution.

The results of the General Meeting and any other information required by the Act will be made available on our website (www.renalytix.com) as soon as reasonably practicable following the General Meeting and for the required period thereafter and announced by filing of a current report on Form 8-K filing with the U.S. Securities and Exchange Commission and publishing a RNS announcement in the United Kingdom.

Registered Office	BY ORDER OF THE BOARD

Finsgate 5-7 Cranwood Street London EC1V 9EE United Kingdom
Salim Hamir
, 2024	Company Secretary

Arrangements for the General Meeting

The General Meeting will be held at 3:00 p.m. (BST) on Monday, April 22, 2024 at 6 Stratton Street Mayfair, London W1J 8LD. Shareholders who wish to vote are encouraged to submit their votes by proxy as soon as possible and, in any event, no later than the deadlines set out in paragraphs 3, 4, 5 and 8 below. The Board recommends that shareholders appoint the Chairman of the General Meeting as their proxy. In the event that the General Meeting arrangements change, the Company will issue a further communication via a regulatory information service. As such, we strongly recommend shareholders monitor such communications, which can also be found on our website at https://investors.renalytix.com/news-and-events/news-releases/general.

1.

Pursuant to Regulation 41 of the Uncertificated Securities Regulations 2001 and article 49.4 of the Company’s articles of association, the Company specifies that only those members registered on the Company’s register of members at the close of business on April 18, 2024 shall be entitled to attend and vote at the General Meeting or adjourned meeting (as applicable) in respect of the number of Ordinary Shares registered in their name at the time. Changes to the register of members after that time will be disregarded in determining the rights of any person to attend or vote at the General Meeting.

2.

If you are a member of the Company at the time set out in note 1 above, you are entitled to appoint a proxy to exercise all or any of your rights to attend, speak, and vote at the General Meeting. You can only appoint a proxy using the procedures set out in these notes and the notes to the hard copy proxy form (if requested). A proxy does not need to be a member of the Company but must attend the General Meeting to represent you. You may appoint more than one proxy provided each proxy is appointed to exercise rights attached to different shares. To appoint more than one proxy, please contact the Registrar, Link Group at the address set out in note 5 below. The Board recommends that shareholders appoint the Chairman of the General Meeting as their proxy.

3.

You will not receive a hard copy form of proxy with this document. Instead, you will be able to submit your proxy electronically using the link www.signalshares.com. You will need to log into your Signal Shares account, or register if you have not previously done so. To register you will need your Investor Code, which is detailed on your share certificate or available from our Registrar, Link Group. Proxies submitted electronically must be submitted by no later than 3:00 p.m. (BST) on April 18, 2024.

4.	You can also vote electronically:

•

by downloading the shareholder app, LinkVote+, on the Apple App Store or Google Play and following the instructions. It is a free app for smartphone and tablet provided by the Registrar, Link Group. It offers shareholders the option to submit a proxy appointment quickly and easily online, as well as real-time access to their shareholding records; or

(iii)

•

if you are an institutional investor, you may be able to appoint a proxy electronically via the Proxymity platform, a process which has been agreed by the Company and approved by the Registrar, Link Group. For further information regarding Proxymity, please go to www.proxymity.io. Your proxy must be lodged by 3:00 p.m. (BST) on April 18, 2024 in order to be considered valid or, if the meeting is adjourned, by the time which is 48 hours before the time of the adjourned meeting (excluding non-working days). Before you can appoint a proxy via this process you will need to have agreed to Proxymity’s associated terms and conditions. It is important that you read these carefully as you will be bound by them and they will govern the electronic appointment of your proxy. An electronic proxy appointment via the Proxymity platform may be revoked completely by sending an authenticated message via the platform instructing the removal of your proxy vote.

5.

You may request a hard copy form of proxy directly from the Registrar, Link Group at shareholderenquiries@linkgroup.co.uk or on Tel: 0371 664 0300. Calls are charged at the standard geographic rate and will vary by provider. Calls outside the United Kingdom will be charged at the applicable international rate. Lines are open between 9:00 a.m. – 5:30 p.m. (BST), Monday to Friday excluding public holidays in England and Wales. To be valid, any hard copy form of proxy and power of attorney or other authority, if any, under which it is signed or a notarially certified or office copy of such power or authority or other instrument appointing a proxy must be completed and returned to Link Group, PXS1, Central Square, 29 Wellington Street, Leeds LS1 4DL no later than 3:00 p.m. (BST) on April 18, 2024.

6.	CREST members who wish to appoint a proxy or proxies by utilising the CREST electronic proxy appointment service should do so in accordance with the procedures set out below.

7.

CREST members who wish to appoint a proxy or proxies through the CREST electronic proxy appointment service may do so for the General Meeting (and any adjournment of the General Meeting) by using the procedures described in the CREST Manual (available from www.euroclear.com). CREST Personal Members or other CREST sponsored members, and those CREST members who have appointed a service provider(s), should refer to their CREST sponsor or voting service provider(s), who will be able to take the appropriate action on their behalf.

8.

In order for a proxy appointment or instruction made by means of CREST to be valid, the appropriate CREST message (a “CREST Proxy Instruction”) must be properly authenticated in accordance with Euroclear UK & International Limited’s specifications and must contain the information required for such instructions, as described in the CREST Manual. The message must be transmitted so as to be received by the issuer’s agent (ID RA10) by 3:00 p.m. (BST) on April 18, 2024. For this purpose, the time of receipt will be taken to mean the time (as determined by the timestamp applied to the message by the CREST application host) from which the issuer’s agent is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST. After this time, any change of instructions to proxies appointed through CREST should be communicated to the appointee through other means.

9.

CREST members and, where applicable, their CREST sponsors or voting service providers should note that Euroclear UK & International Limited does not make available special procedures in CREST for any particular message. Normal system timings and limitations will, therefore, apply in relation to the input of CREST Proxy Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member, or sponsored member, or has appointed a voting service provider(s), to procure that his CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. In this connection, CREST members and, where applicable, their CREST sponsors or voting system providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings. The Company may treat as invalid a CREST Proxy Instruction in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.

10.	Unless otherwise indicated on the Form of Proxy, CREST, Proxymity or any other electronic voting instruction, the proxy will vote as they think fit or, at their discretion or withhold from voting.

(iv)

11.

In the case of joint holders, where more than one of the joint holders purports to appoint a proxy, only the appointment submitted by the most senior holder will be accepted. Seniority is determined by the order in which the names of the joint holders appear in the Company’s register of members in respect of the joint holding (the first-named being the most senior).

12.

To change your proxy instructions simply submit a new proxy appointment using the methods set out above. Note that the cut-off time for receipt of proxy appointments (see above) also apply in relation to amended instructions; any amended proxy appointment received after the relevant cut-off time will be disregarded. Where you have appointed a proxy using the hard-copy proxy form and would like to change the instructions using another hard-copy proxy form, please contact Link Group at the contact details noted in note 5 above. If you submit more than one valid proxy appointment, the appointment received last before the latest time for the receipt of proxies will take precedence

13.

In order to revoke a proxy instruction, you will need to inform the Company by contacting Link Group on 0371 664 0300. Calls are charged at the standard geographic rate and will vary by provider. Calls outside the United Kingdom will be charged at the applicable international rate. Lines are open between 09:00 – 17:30, Monday to Friday excluding public holidays in England and Wales. In the case of a member which is a company, the revocation notice must be executed under its common seal or signed on its behalf by an officer of the company or an attorney for the company. Any power of attorney or any other authority under which the revocation notice is signed (or a duly certified copy of such power or authority) must be included with the revocation notice. The revocation notice must be received by Link Group no later than 3:00 p.m. (BST) on April 18, 2024. If you attempt to revoke your proxy appointment but the revocation is received after the time specified then, subject to the note directly below, your proxy appointment will remain valid.

14.	Appointment of a proxy does not preclude you from attending the General Meeting and voting in person.

15.

Any corporation which is a member of the Company can appoint one or more corporate representatives who may exercise on its behalf all of its powers as a member provided that they do not do so in relation to the same Ordinary Shares.

16.

As at 5:00 p.m. (GMT) on     , 2024 being the latest practicable date before the circulation of this document, the Company’s issued share capital comprised    Ordinary Shares. Each Ordinary Share carries the right to one vote at a general meeting of the Company and, therefore, the total number of voting rights in the Company as at 5:00 p.m. (GMT) on     , 2024 being the latest practicable date before the circulation of this document is     .

17.

You may not use any electronic address provided either in this Notice of General Meeting or any related documents (including any hard copy form of proxy) to communicate with the Company for any purposes other than those expressly stated.

18.

Any member attending the General Meeting has the right to ask questions. The Directors will not answer questions relating to the individual rights of shareholders at the General Meeting, but if you wish to submit a question via email we will respond to the extent we are able.

19.	In accordance with the Articles, voting on all resolutions at the General Meeting will be on a poll rather than a show of hands.

20.	A copy of this Notice of General Meeting can be found on the Company’s website at www.renalytix.com.

RECOMMENDATION

The Board of Directors believes that each Resolution is in the best interest of shareholders and most likely to promote the success of the Company for the benefit of its shareholders as a whole. Accordingly, the Board of Directors unanimously recommends that you vote in favor of each of the Resolutions. Each Director with personal holdings of equity interests in the Company intends to do so in respect of his or her own beneficial holdings. You will find an explanatory note in relation to each of the Resolutions in the attached proxy statement.

(v)

Renalytix plc

Finsgate

5-7 Cranwood Street

London EC1V 9EE

United Kingdom

(incorporated and registered in England and Wales under the Companies Act 2006 with registered number 11257655)

PROXY STATEMENT FOR THE GENERAL MEETING OF

SHAREHOLDERS TO BE HELD ON APRIL 22, 2024

INFORMATION CONCERNING PROXY SOLICITATION AND VOTING

We have sent, or otherwise made available, to you this proxy statement because the Board of Directors (the “Board” or “Board of Directors”) of Renalytix plc (referred to herein as the “Company”, “we”, “us” or “our”) is soliciting your proxy to vote at a general meeting of shareholders (referred to herein as the “Meeting” or the “General Meeting”). The General Meeting will be held at 3:00 p.m. (BST) on April 22, 2024 at 6 Stratton Street Mayfair, London W1J 8LD.

This proxy statement summarizes information about the resolutions to be considered at the Meeting and other information you may find useful in determining how to vote. You will not receive a hard copy form of proxy with this proxy statement. Instead, you will be able to submit a proxy electronically using the link www.signalshares.com. Proxies submitted electronically must be submitted by no later than 3:00 p.m. (BST) on April 18, 2024. You can also vote electronically via the shareholder app LinkVote+ or, if you are an institutional investor, via the Proxymity platform, or CREST members who wish to appoint a proxy or proxies by utilising the CREST electronic proxy appointment service. Full details are set out in the notes to the Notice of General Meeting (the “Notice of General Meeting”). You may request a hard copy form of proxy directly from Link Group, shareholderenquiries@linkgroup.co.uk or on +44(0)371 664 0300. Calls are charged at the standard geographic rate and will vary by provider. Calls outside the United Kingdom will be charged at the applicable international rate. Lines are open between 09:00 – 17:30 (BST), Monday to Friday excluding public holidays in England and Wales. Hard copy forms of proxy must be received by no later than 3:00 p.m. (BST) on April 18, 2024.

In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. All costs of solicitation of proxies will be covered by us.

We are mailing, or otherwise making available, the Notice of General Meeting and this proxy statement to our ordinary shareholders of record as of     , 2024 (being the latest practicable date before the circulation of this document) for the first time on or about     , 2024. We have provided brokers, dealers, bankers, and their nominees, at our expense, with additional copies of our proxy materials so that our record holders can supply these materials to the beneficial owners of our ordinary shares.

While this document is being sent, or made available, to our ordinary shareholders of record, this document will also be sent, or made available, to holders of American Depositary Shares (“ADSs”) and contains information relevant to holders of ADSs. For the avoidance of doubt, references to “ADSs” includes restricted ADSs.

Important Notice Regarding the Availability of Proxy Materials for the General Meeting to Be Held on April 22, 2024:

The Notice of General Meeting and this proxy statement are available on the Investors section of our website at https://investors.renalytix.com.

QUESTIONS AND ANSWERS ABOUT VOTING

1) Why am I receiving these materials?

Ordinary shareholders

We have sent, or otherwise made available to, you this proxy statement and related materials because you are an ordinary shareholder of record and our Board of Directors is soliciting your proxy to vote at the Meeting, including at any adjournments or postponements of the Meeting. You are invited to attend the General Meeting in person to vote on the resolutions described herein. However, you do not need to attend the Meeting to vote your shares. Instead, please submit a proxy electronically using the link www.signalshares.com, via the shareholder app LinkVote+ or, if you are an institutional investor, via the Proxymity platform. You may request a hard copy form of proxy directly from Link Group, shareholderenquiries@linkgroup.co.uk or on +44(0)371 664 0300. Full details are set out in the notes to the Notice of General Meeting. Proxies submitted electronically or hard copy forms of proxy must be submitted by no later than 3:00 p.m. (BST) on April 18, 2024.

CREST members may appoint a proxy by using the CREST electronic proxy appointment service. CREST members who wish to appoint a proxy or give an instruction through the CREST electronic proxy appointment service may do so by using the procedures described in the CREST manual.

You are encouraged to appoint the Chairman of the Meeting as your proxy.

Materials for ordinary shareholders will be mailed, or otherwise made available, on or about     , 2024 to all ordinary shareholders of as of     , 2024.

ADS holders

Materials for ADS holders of record, including the Notice of General Meeting, this proxy statement and an ADS proxy card (the “ADS Proxy Card”), will be mailed or made available on or about     , 2024 to all ADS holders, including banks, brokers and nominees, who are registered as holders of ADSs in the ADS register at 9:00 p.m. GMT (5:00 p.m. Eastern Time) on March 25, 2024 (the record date for ADS holders).

The duly completed ADS Proxy Cards submitted by the ADS holders of record must be received by Citibank, N.A. no later than 3 p.m. BST (10:00 a.m. Eastern Time) on April 16, 2024.

2) Who can vote at the Meeting?

Ordinary shareholders

Only ordinary shareholders of record registered in the register of members at close of business (BST) on April 18, 2024 will be entitled to vote at the Meeting. The holders of ordinary shares are entitled to one vote per share on all matters that are subject to a shareholder vote.

As of     , 2024 (being the latest practicable date before the circulation of this proxy statement) there were     ordinary shares issued and outstanding, which are entitled to vote.

Whether or not you plan to attend the Meeting, we urge you to submit your proxy to ensure your vote is counted. All proxies, however submitted, must be lodged with our Registrar, Link Group, by no later than 3:00 p.m. (BST) on April 18, 2024 for holders of ordinary shares.

You are encouraged to appoint the Chairman of the Meeting as your proxy.

If you sell or transfer your ordinary shares in the Company on or prior to close of business on April 18, 2024, your proxies, if submitted, (whether before or after you sell or transfer your ordinary shares) will be treated as invalid. Please pass this document and the accompanying materials to the person who arranged the sale or transfer for delivery to the purchaser or transferee. The purchaser or transferee should contact our Registrar, Link Group, for details in relation to submission of proxies.

Beneficial owners of ordinary shares which are registered in the name of a broker, bank or nominee

If your ordinary shares are held in an account at a brokerage firm, bank, nominee or other similar organization and you are the beneficial owner of shares, these proxy materials may be forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Meeting. You are encouraged to provide voting instructions to your broker, bank or nominee so that they may submit a proxy.

ADS holders

You are entitled to exercise your vote as a holder of an interest in the capital of the Company represented by ADSs if you or your brokerage firm, bank or nominee is registered as a holder of ADSs in the ADS register maintained by Citibank, N.A. as of 9:00 p.m. GMT/ (5:00 p.m. Eastern Time) on March 25, 2024 (the record date for ADS holders).

If you hold ADSs through a brokerage firm, bank or nominee as of the record date, the materials for ADS holders, including the ADS Proxy Card, will be sent to that organization. The organization holding your account is considered the ADS holder of record. Please reach out to that organization to provide your voting instructions.

Please note that ADS Proxy Cards submitted by ADS holders must be received by Citibank, N.A. no later than 3:00 p.m. BST (10:00 a.m. Eastern Time) on April 16, 2024.

Citibank, N.A. will collate all votes properly submitted by ADS holders and submit a vote on behalf of all ADS holders. Each ADS represents two voting ordinary shares.

Contacts for ADS holders

If you have queries about how you can deliver voting instructions, please contact Citibank, N.A. —ADR Shareholder Services by telephone: +1-877-248-4237 (toll free within the United States) or +1-781-575-4555 (for international callers) or by email: citibank@shareholders-online.com or at Citibank, N.A. — Shareholder Services, PO Box 43077, Providence, RI 02940-3077.

Contacts at the Company

If at any point you require guidance, please contact Salim Hamir, Company Secretary, by telephone at +44 20 3139 2910.

3) What is the difference between an ordinary shareholder of record and a beneficial owner?

These terms describe how your ordinary shares are held. If your ordinary shares are registered directly in our register of members maintained by Link Group, our Registrar, you are a shareholder of record and the proxy materials are being sent directly, or otherwise being made available, to you. If your ordinary shares are held in the name of a broker, bank or other nominee, you are a beneficial owner of the shares held by your broker, bank or nominee and the proxy materials may be made available or forwarded to you by your broker, bank or other nominee, who is treated as the shareholder of record. As the beneficial owner, you may have the right to direct your broker, bank or other nominee on how to vote your ordinary shares by following the voting instructions provided to you by such broker, bank or other nominee.

4) What are the requirements to approve each of the resolutions?

You may cast your vote for or against each of the resolutions or abstain from voting your shares on one or more of these resolutions.

In accordance with the Company’s articles of association, voting on all resolutions at the General Meeting will be on a poll rather than a show of hands.

Resolutions 1 and 2 will be proposed as ordinary resolutions under English law. Assuming that a quorum is present, an ordinary resolution is passed on a poll if it is approved by holders representing a simple majority (more than 50%) of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution.

Resolutions 3 and 4 will be proposed as special resolutions under English law. Assuming that a quorum is present, a special resolution is passed on a poll if it is approved by holders representing not less than 75% of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution.

5) What are the voting recommendations of our Board regarding the resolutions?

The following table summarizes the items that will be brought for a vote of our shareholders at the Meeting, along with the Board’s voting recommendations.

Resolution	Description of Resolution	Board’s Recommendation
1	Authorizing the Board of Directors to allot ordinary shares of £0.0025 each in the capital of the Company up to an aggregate nominal amount of £67,039.6025 (26,815,841 ordinary shares) (the “Second Tranche Placing Shares”)	FOR

2	Authorizing the Board of Directors to allot shares and grant rights to subscribe for, or convert any security into, shares of the Company up to an aggregate nominal amount of £128,391 (representing approximately 35% of the Company’s enlarged issued share capital following the allotment of the Second Tranche Placing Shares (the “Enlarged Issued Share Capital”) and to allot further equity securities up to an aggregate nominal amount of £122,277 (representing approximately one-third of the Enlarged Issued Share Capital) in connection with a pre-emptive offer in favour of shareholders	FOR

3	Authorizing the Board of Directors to allot the Second Tranche Placing Shares for cash pursuant to the authority conferred on them by Resolution 1 as if U.K. statutory pre-emption rights did not apply	FOR

4	Authorizing the Board of Directors to allot equity securities for cash pursuant to the authority conferred on them by Resolution 2 and/or sell treasury shares as if U.K. statutory pre-emption rights did not apply in connection with a pre-emptive offer and otherwise up to an aggregate nominal amount of £128,391 (representing approximately 35% of the Company’s Enlarged Issued Share Capital)	FOR

6) What constitutes a quorum?

Under our current articles of association and the Nasdaq Stock Market LLC (“Nasdaq”) rules, a quorum will be formed by two qualifying persons present at the meeting and between them holding at least 33 1/3 percent in number of the issued shares. A “qualifying person” is an individual who is a member, a person authorized to act as the representative of a member (being a corporation) in relation to the meeting or a person appointed as proxy of a member in relation to the meeting.

If you are an ordinary shareholder of record, your shares will be counted towards the quorum only if you are present in person or represented by proxy at the Meeting. If you are a beneficial owner of ordinary shares held in an account at a brokerage firm, bank or other similar organization your shares will be counted towards the quorum if your broker or nominee submits a proxy for those shares and the proxy represents the holder at the Meeting. A member represented by a proxy at the Meeting will be counted towards the quorum requirement even where the proxy abstains from voting. If a form of proxy does not instruct the proxy how to vote, the proxy may vote as he or she sees fit or abstain in relation to any business of the Meeting.

Under our Articles of Association, if a quorum is not present within fifteen (15) minutes (or such longer interval as the chairman in his absolute discretion thinks fit) from the time appointed for holding the meeting, or if a quorum ceases to be present during the meeting, the meeting shall be dissolved if convened on the requisition of members. In any other case, the meeting shall stand adjourned to another time, date and place as may be fixed by the chairman of the Meeting (being not less than ten (10) clear days after the date of the original meeting).

7) How do I vote my shares?

Ordinary shareholders

If you are an ordinary shareholder of record, you may vote in person at the Meeting or if you do not wish to vote in person or will not be attending the Meeting, you may vote by proxy. You may appoint a proxy to vote on your behalf. Full details on how to appoint a proxy are set out in the notes to the Notice of General Meeting. If you properly give instructions as to your proxy appointment and your proxy appointment is not subsequently revoked, your shares will be voted in accordance with your instructions. If your ordinary shares are held in an account at a brokerage firm, bank, nominee or similar organization, you should follow directions provided by your broker, bank or other nominee.

All proxies must be lodged with our Registrar (Link Group) by no later than 3:00 p.m. BST (10:00 a.m. Eastern Time) on April 18, 2024.

You are encouraged to appoint the Chairman of the Meeting as your proxy.

ADS holders

If you are a holder of ADSs, you may exercise your right to vote by completing and submitting the ADS Proxy Card which will be sent, or made available, to you by Citibank, N.A. If your ADSs are held in an account at a brokerage firm, bank, nominee or similar organization, you should follow the directions provided by your broker, bank or other nominee. All ADS Proxy Cards, however submitted, must be received by Citibank, N.A. no later than 3:00 p.m. BST (10:00 a.m. Eastern Time) on April 16, 2024.

Citibank, N.A. will collate all votes properly submitted by ADS holders and submit a vote to the Company on behalf of all ADS holders.

8) How will my shares be voted if I do not specify how they should be voted?

If you submit your proxy electronically or via a hard copy form of proxy but do not indicate how you want your shares to be voted, your shares may be voted by the person that you appoint as your proxy as he or she deems fit or your proxy may abstain in relation to any business of the Meeting.

If you submit a signed ADS proxy card but it is missing voting instructions with respect to any resolution, Citibank, N.A. will deem the ADS holder to have instructed it to vote in favor of such resolution. In accordance with the terms of the deposit agreement by and among the Company, Citibank, N.A. as depositary and holders and beneficial owners of ADSs issued thereunder dated as of July 21, 2020 (the “Deposit Agreement”) and as amended and supplemented to date, holders of ADSs as of 9:00 p.m. GMT (5:00 p.m. Eastern Time) on March 25, 2024 (the record date for ADS holders) who do not provide the depositary with voting instructions on or before 3:00 p.m. BST (10:00 a.m. Eastern Time) on April 16, 2024 will be deemed to have instructed the depositary to give a discretionary proxy to a person designated by the Company to vote the underlying ordinary shares at the Meeting, and such shares, if such discretionary proxy is given, will be voted in accordance with the Board of Directors’ recommendations; provided, however, that no such discretionary proxy shall be given by the depositary with respect to any matter to be voted upon as to which the Company informs the depositary that (a) the Company does not wish such proxy to be given, (b) substantial opposition exists, or (c) the rights of holders of deposited securities under the Deposit Agreement may be adversely affected.

If you are a beneficial owner of ADSs and your broker, bank or nominee does not receive instructions from you about how your ADSs are to be voted, such broker, bank or nominee may be permitted to vote your ADSs on your behalf, depending on the rules applicable to such broker, bank or nominee and the type of resolution. Under rules of the New York Stock Exchange (“NYSE”), which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” ADSs on matters considered to be “routine” under NYSE rules, but they do not have discretionary power to vote your ADSs on “non-routine” matters. Therefore, brokers, banks and other nominees who hold ADSs on behalf of their beneficial owners may give a proxy to the Company to vote those ADSs with respect to each of the Resolutions and without specific voting instructions from such beneficial owners, as all of the matters to be voted upon at the Meeting are considered “routine” matters under the NYSE Rule 452 and brokers, banks and other nominees have discretionary voting power for such routine matters.

A “broker non-vote” refers to an ADS represented at the Meeting held by the holder of the underlying ordinary shares as to which instructions have not been received from the beneficial owner or person entitled to vote such shares and with respect to which, on one or more, but not all matters, the broker does not have discretionary voting power to vote such share because such matter is considered “non-routine” under New York Stock Exchange rules.

We encourage you to submit your proxy with instructions and exercise your right to vote as a shareholder.

9) Can I change my vote or revoke a proxy?

An ordinary shareholder of record can revoke his or her proxy before the time of voting at the Meeting by:

•

contacting our Registrar, Link Group on 0371 664 0300. Calls are charged at the standard geographic rate and will vary by provider. Calls outside the United Kingdom will be charged at the applicable international rate. Lines are open between 09:00 -17:30 (BST), Monday to Friday excluding public holidays in England and Wales. In the case of an ordinary shareholder which is a company, the revocation notice must be executed under its common seal or signed on its behalf by an officer of the company or an attorney for the company. Any power of attorney or any other authority under which the revocation notice is signed (or a duly certified copy of such power or authority) must be included with the revocation notice. The revocation notice must be received by Link Group no later than 3:00 p.m. (BST) on April 18, 2024. If you attempt to revoke your proxy appointment but the revocation is received after the time specified then, subject to the note directly below, your proxy appointment will remain valid; or

•	attending the Meeting and entering a new vote at the Meeting.

If your ordinary shares are held in an account at a brokerage firm, bank, nominee or similar organization, you may be able to change or revoke your voting instructions by contacting the broker, bank or other nominee holding the shares or by your broker, bank or other nominee validly appointing you as proxy to attend at the Meeting. See also “What if I plan to attend the Meeting?”

If you hold ADSs, directly or through a broker, bank or other nominee, you must follow the instructions provided by Citibank, N.A. or such broker, bank or other nominee if you wish to change your vote. The last instructions you submit prior to the deadline indicated by Citibank, N.A. or the broker, bank or other nominee, as applicable, will be used to instruct Citibank, N.A. how to vote your ADSs.

10) Who counts the votes?

Link Group has been engaged as our independent agent to tabulate shareholder votes. If you are an ordinary shareholder of record, you can submit your proxy electronically (via www.signalshares.com, the shareholder app LinkVote+ or, if you are an institutional investor, the Proxymity platform) or request a hard copy form of proxy (see instructions set out in the notes to the Notice of General Meeting). A proxy may also be appointed by CREST members, by using the CREST electronic proxy appointment service, further details of which are set out in the notes to the Notice of General Meeting. Proxies submitted via CREST (under ID RA10) must be sent as soon as possible and in any event so as to be received by no later than 3:00 p.m. (BST) on April 18, 2024, in order to be valid. If you hold your ordinary shares through a broker, please provide voting instructions to your broker.

If you are a registered holder of ADSs, you can return your executed ADS Proxy Card to Citibank, N.A. for tabulation. If you hold your ADSs through a broker, bank or other organization, that organization can return the ADS Proxy Card to Citibank, N.A. following your instruction. Citibank, N.A. will submit your votes to Link Group for tabulation.

11) How are votes counted?

Votes will be counted by Link Group, who will separately count “for” and “against” votes, and “votes withheld” or abstentions. A “vote withheld” or abstention is not a vote in law and will not be counted in the calculation of the votes “for” and “against” a resolution. Broker non-votes will have no effect on any resolution. Each Resolution to be voted on at the General Meeting is considered “routine” and accordingly we do not expect any broker non-votes.

12) How many votes do I have?

In accordance with the articles of association, voting on all resolutions at the General Meeting will be on a poll rather than a show of hands. On a poll, each shareholder present in person or by proxy or in the case of a corporation, by a duly authorized representative, has one vote for each voting ordinary share held by the ordinary shareholder. Each ADS of the Company represents two voting ordinary shares.

13) What if I plan to attend the Meeting?

Ordinary shareholders can attend the Meeting, but attendance will be limited to ordinary shareholders of record as of close of business (BST) on April 18, 2024. In order to obtain admittance to the Meeting each ordinary shareholder may be asked to present valid picture identification, such as a driver’s license or passport.

If you are an ADS holder, please note that you will not be able to cast votes at the Meeting. In order to vote your ADSs, you should complete and submit the ADS Proxy Card in accordance with the instructions set out above.

If the arrangements for our General Meeting change materially, we will issue a further communication via a Form 8-K filing with the U.S. Securities and Exchange Commission (the “SEC”), a RNS announcement in the United Kingdom and on our website at www.renalytix.com.

14) Who is paying for this proxy solicitation?

We will bear the costs of solicitation of proxies for the General Meeting, including the preparation, assembly, printing, mailing and distribution of the proxy materials. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from shareholders by telephone, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of ordinary shares and ADSs held of record by them, and we will reimburse such custodians for their reasonable out-of-pocket expenses. We may also retain an independent contractor to assist in the solicitation of proxies. If retained for such services, we will pay the costs.

15) What do I do if I receive more than one proxy statement or ADS Proxy Card?

If you hold your ordinary shares in more than one account, you will receive a proxy statement for each account. If you hold ADSs in more than one account, you will receive an ADS Proxy Card and related proxy materials for each account. To ensure that all of your shares are voted, please submit your proxy. Please be sure to vote all of your shares.

16) Will there be any other business conducted at the Meeting?

No. In accordance with our articles of association, no matters other than Resolutions 1 through 4 may be presented at the Meeting.

17) What is Link Group’s role?

Link Group is our registrar. All communications concerning ordinary shareholder of record accounts, including address changes, name changes, ordinary share transfer requirements and similar issues can be handled by contacting Link Group via email shareholderenquiries@linkgroup.co.uk, by telephone: +44 (0)371 664 0300 (if calling from overseas, please ensure the country code is used) or by writing to Link Group, PXS1, Central Square, 29 Wellington Street, Leeds LS1 4DL.

18) What is Citibank’s role?

Citibank, N.A. serves as our ADS depositary bank. Communications concerning ADS holder of record accounts can be handled by contacting Citibank, N.A. —ADR Shareholder Services by telephone: +1-877-248-4237 (toll free within the United States) or +1-781-575-4555 (for international callers) or by email: citibank@shareholders-online.com or at Citibank, N.A. — Shareholder Services, PO Box 43077, Providence, RI 02940-3077.

19) What proxy materials are available on the internet?

The proxy statement is available at www.renalytix.com.

20) How can I find out the results of the voting at the Meeting?

Preliminary voting results will be announced at the Meeting. Voting results will be announced by the filing of a current report on Form 8-K with the SEC within four business days after the Meeting and publishing a RNS announcement in the United Kingdom as soon as reasonably practicable following the General Meeting. If final voting results are unavailable at that time, we will file an amended current report on Form 8-K within four business days of the day the final results are available.

The results of any polls taken on the resolutions at the Meeting and any other information required by the U.K. Companies Act 2006 (the “Companies Act”) will be made available on our website (www.renalytix.com) and announced via a RNS announcement in the United Kingdom as soon as reasonably practicable following the Meeting and for the required period thereafter.

BACKGROUND TO RESOLUTIONS 1 AND 3

On March 12, 2024, the Company announced that it had, through an accelerated bookbuild process led by Stifel Nicolaus Europe Limited, as sole bookrunner, successfully placed 46,801,872 new ordinary shares of £0.0025 each in the Company (“Ordinary Shares” and such Ordinary Shares being the “Placing Shares”) to certain institutional investors at a placing price of 20 pence per new Ordinary Share (the “Placing Price”) raising aggregate gross proceeds of approximately US$12 million (the “Placing”).

Pursuant to the Companies Act 2006, as amended (the “Companies Act”), our board of directors (the “Board” or “Directors”) may only allot shares (or grant rights to subscribe for or convert any security into shares) if authorized to do so by our shareholders (the “Shareholders”). The Companies Act also provides shareholders with pre-emptive rights when new shares are issued (or rights to subscribe for or convert any security into shares are granted) for cash; however, it is possible for the articles of association, or shareholders in a general meeting, to disapply preemptive rights.

On December 15, 2023, at our annual general meeting (the “2023 AGM”) our Shareholders approved (i) a resolution authorizing the Board pursuant to Section 551 of the Companies Act to allot new shares or to grant rights to subscribe for or to convert any security into shares in the Company up to a maximum aggregate nominal amount of £85,251.39 and allot further equity securities up to an aggregate nominal amount of £81,191.80 in connection with a pre-emptive offer and (ii) the disapplication of pre-emptive rights to empower the Directors to allot equity securities (as defined in section 560 of the Companies Act) pursuant to the authority described in (i) above for cash in a pre-emptive offering and otherwise up to an aggregate nominal amount of £85,251.39 as if section 561(1) of the Companies Act did not apply to the allotment (the “Allotment and Disapplication Authorities”). The remaining unutilized amount of the Allotment and Disapplication Authorities was not sufficient to allot and issue all of the Placing Shares.

In addition, Nasdaq Listing Rule 5635(d) (the “Nasdaq 20% Rule”) requires shareholder approval for certain transactions, other than public offerings, involving the issuance of 20% or more of the total pre-transaction shares outstanding at a price per share less than the applicable Minimum Price (as defined in Listing Rule 5635(d)(1)(A)). As of the close of the U.S. markets on March 11, 2024, the Minimum Price was $1.14 per ADS, which equates to approximately £0.89 per ordinary share. Because the Placing Price is less than the Minimum Price, the Company has allotted and issued the First Tranche Placing Shares (as defined below) representing 19.99% of the total pre-transaction shares outstanding. Accordingly, the Company is required to obtain the shareholder approval under Nasdaq 20% Rule and related guidance for the issuance of the Second Tranche Placing Shares (as defined below) which are in excess of 19.99% of the total pre-transaction shares outstanding (the “Nasdaq Share Issuance Approval”).

Accordingly, the Board was only able to allot and issue 19,986,031 Placing Shares (the “First Tranche Placing Shares”) without obtaining shareholder approval. The allotment and issue of the First Tranche Placing Shares took place on March 14, 2024. The allotment and issue of the remaining 26,815,841 Placing Shares (the “Second Tranche Placing Shares”) is conditional on, inter alia, the passing of Resolutions 1 and 3 set out in the Notice of General Meeting.

Resolution 1 will be proposed as an ordinary resolution to grant authority to the Board to allot the Second Tranche Placing Shares. Resolution 3 will be proposed as a special resolution to empower the Directors to allot the Second Tranche Placing Shares pursuant to the authority conferred on them by Resolution 1 and to disapply statutory pre-emption rights in respect of the allotment of such shares, as if section 561(1) of the Companies Act did not apply to such allotment. Resolution 3 is conditional upon the passing of Resolution 1.

Prior to receipt of any proceeds from the Placing, the Company’s cash runway ran into April 2024. Assuming that Resolutions 1 and 3 are passed at the General Meeting and the Second Tranche Placing Shares are issued, the net proceeds of the Placing are expected to extend the cash runway of the Company into the fourth quarter of calendar 2024 with such net proceeds being used for general working capital requirements of the Company.

Interest of Related Parties in this Resolution

Christopher Mills and/or certain investment vehicles connected with him have subscribed for certain Second Tranche Placing Shares. Icahn School of Medicine at Mount Sinai has also subscribed for certain Second Tranche Placing Shares. The number of Second Tranche Placing Shares conditionally subscribed for by Christopher Mills and Mount Sinai, and their resulting shareholding after the Placing, are set out below:

Related party	Existing Ordinary Shares held[1]	Number of Existing Ordinary Shares held as a percentage of all Existing Ordinary Shares	Number of Second Tranche Placing Shares subscribed for	Ordinary Shares held post-Placing	Percentage of Enlarged Share Capital held post-Placing
Christopher Mills[2]	10,072,500	8.4%	4,000,000	14,072,500	9.6%
Icahn School of Medicine at Mount Sinai	14,619,352	12.2%	9,360,374	23,979,726	16.3%

(1)	Applicable share and percentage ownership is based on 119,916,187 Ordinary Shares, including Ordinary Shares in the form of ADSs, outstanding as of March 14, 2024.
(2)

Christopher Mills is the Chief Investment Officer and Chief Investment Officer of Harwood Capital Management Limited (“HCM”). HCM (via its wholly owned subsidiaries) is Investment Manager to North Atlantic Smaller Companies Investment Trust plc and Oryx International Growth Fund Limited. Christopher Mills’ interest is held by North Atlantic Smaller Companies Investment Trust PLC, Oryx International Growth Fund Limited and Harwood Capital LLP.

We are asking you to approve Resolutions 1 and 3, which the Board believes are in the best interests of Shareholders and most likely to promote the success of the Company for the benefit of its Shareholders as a whole. The full details of the resolutions are set forth below.

BACKGROUND TO RESOLUTIONS 2 AND 4

As of     , 2024 (being the latest practicable date before the circulation of this proxy statement) and following the allotment and issue of the First Tranche Placing Shares on March 14, 2024, the remaining unutilized amount of the Allotment and Disapplication Authorities (which apply until the Company’s annual general meeting in 2024) which would permit the Company to allot shares, or grant rights to subscribe for or convert any security into shares, for cash on a non-pre-emptive basis is equivalent to 11,614,525 Ordinary Shares.

Resolutions 2 and 4 are intended to continue to give the Directors flexibility to act in the best interests of Shareholders, where the opportunity arises, by issuing new shares (or granting rights to subscribe for or convert any security into shares).

To ensure our continued ability to respond to market conditions and address business needs, the Board considers it appropriate that it be authorized under Resolution 2 to (i) allot shares and grant rights to subscribe for, or convert any securities into, shares up to an aggregate nominal amount of £128,391 (representing approximately 35% of the Company’s issued share capital following the allotment of the Second Tranche Placing Shares (the “Enlarged Issued Share Capital”)); and (ii) allot further equity securities (as defined in the Companies Act) up to an aggregate nominal value of £122,277 (representing approximately one-third of the Enlarged Issued Share Capital) in connection with a pre-emptive offer in favour of Shareholders.

The Directors further consider it appropriate that they be authorized under Resolution 4 to allot equity securities (as defined in section 560 of the Companies Act) for cash and/or to sell Ordinary Shares held by the Company as treasury shares in connection with a pre-emptive offering in favour of Shareholders and otherwise up to an aggregate nominal amount of £128,391 (being approximately 35% of the Enlarged Issued Share Capital) pursuant to the authorization in Resolution 2 as if statutory pre-emption rights did not apply.

The Directors consider it important that they are granted these authorities to provide some flexibility in relation to the issue of shares on a non-pre-emptive basis. The Directors believe that it is important for the Board to have the flexibility to raise funds through the issue of new equity as required to finance the Company’s working capital requirements and growth plans. In addition, the Company may also need to use these authorities to settle amortization and/or interest payments on the outstanding convertible bonds due April 2027 in ADSs and/or Ordinary Shares. Further, Resolutions 2 and 4 are, in the Directors’ view, appropriate to avoid the Company being at a competitive disadvantage as compared to its peer companies, many of whom are incorporated in the United States and not subject to the same restrictions on their ability to issue shares as apply to the Company under the Companies Act.

Approval of Resolutions 2 and 4 by Shareholders will not exempt the Company from any Nasdaq corporate governance or other requirements, including those limiting the issuance of shares. For these reasons, we, therefore, consider that Resolutions 2 and 4 are appropriate for the needs of the Company and are in the best interests of Shareholders.

The authority and the power described in Resolutions 2 and 4 above are in substitution for the authority and power previously conferred on the Directors pursuant to the resolutions (being Resolutions 8 and 9) passed at the 2023 AGM. This authority and power are set at the same percentages of the issued share capital as was approved pursuant to Resolutions 8 and 9 at the 2023 AGM, albeit this is now based on the Enlarged Issued Share Capital.

We are asking you to approve these Resolutions, which the Board believes are in the best interests of Shareholders and most likely to promote the success of the Company for the benefit of its Shareholders as a whole. The full details of the Resolutions are set forth below.

RESOLUTION 1:

AUTHORIZATION OF ALLOTMENT OF THE SECOND TRANCHE PLACING SHARES

Under the Companies Act, our Board of Directors cannot allot shares in the Company or grant rights to subscribe for, or convert any securities into, shares in the Company unless they are authorized to do so by the Company in general meeting. The current authorization of allotment of shares granted to the Board of Directors at the 2023 AGM is insufficient to allow the Board to allot and issue all of the Placing Shares.

Resolution 1 will be proposed as an ordinary resolution to grant authority to the Board to allot and issue the Second Tranche Placing Shares. If approved by the Shareholders, this authority will (unless previously revoked or varied by the Company in general meeting) expire on the date three months from the passing of such resolution. If the Shareholders do not approve Resolution 1, the Company would not be able to allot and issue the Second Tranche Placing Shares and will not receive the proceeds of the placing of the Second Tranche Placing Shares. If Resolution 1 is not passed, the placing of the Second Tranche Placing Shares will not complete and the Board considers that it would be significantly constrained in its ability to fund the development of the Company’s business.

Vote Required

The affirmative vote of holders representing a simple majority of the total voting rights of Shareholders present in person or by proxy who (being entitled to vote) vote on the matter will be required to approve the authorization of allotment of the Second Tranche Placing Shares.

The Board of Directors recommends a vote

FOR the authorization of allotment of the Second Tranche Placing Shares.

RESOLUTION 2:

AUTHORIZATION OF ALLOTMENT OF SHARES

Under the Companies Act, our Board of Directors cannot allot shares in the Company or grant rights to subscribe for, or convert any securities into, shares in the Company (other than pursuant to an employees’ share scheme) unless they are authorized to do so by the Company in general meeting.

Resolution 2 will be proposed as an ordinary resolution, that in substitution for any existing such authorities (but without prejudice to any allotment of Relevant Securities (as defined in (i) below) made or agreed to be made pursuant to such authorities and in addition to the authority granted pursuant to Resolution 1, if passed), to grant authority to the Board of Directors to (i) allot shares and grant rights to subscribe for, or convert any security into, shares of the Company (all of which transactions are hereafter referred to as an allotment of “Relevant Securities”) up to an aggregate nominal amount of £128,391 (representing approximately 35% of the Enlarged Issued Share Capital) and (ii) allot further equity securities (as defined in section 560 of the Companies Act) up to an aggregate nominal amount of £122,277 (representing approximately one-third of the Enlarged Issued Share Capital) in connection with a pre-emptive offer in favour of Shareholders.

If approved by the Shareholders, this authority will expire at the conclusion of the next annual general meeting of the Company or the close of business on July 22, 2025, whichever is earlier. If the Shareholders do not approve Resolution 2 and Resolution 4, the Company would not be able to allot further shares, or grant rights to subscribe or convert any security into shares, in the Company for cash on a non-pre-emptive basis in excess of 11,614,525 Ordinary Shares (other than pursuant to an employees’ share scheme). Absent a further Shareholder authorization, the Board considers that it would be significantly constrained in its ability to fund the development of the Company’s business.

Vote Required

The affirmative vote of holders representing a simple majority of the total voting rights of shareholders present in person or by proxy who (being entitled to vote) vote on the matter will be required to approve the authorization of allotment of shares.

The Board of Directors recommends a vote

FOR the authorization of allotment of shares.

RESOLUTION 3:

DISAPPLICATION OF PRE-EMPTION RIGHTS FOR THE SECOND TRANCHE PLACING SHARES AND NASDAQ SHARE ISSUANCE APPROVAL

Resolution 3 seeks (i) a disapplication of statutory pre-emption rights for the issue and allotment of the Second Tranche Placing Shares and (ii) shareholder approval pursuant to the Nasdaq 20% Rule.

Resolution 3 will be proposed as a special resolution. Resolution 3 provides that, subject to and conditional upon the passing of Resolution 1 (and in addition to all existing unexercised powers of the Directors under sections 570 and 571 of the Act, which shall continue in full force and effect and in addition to the powers conferred upon the Directors by Resolution 4, if passed), the Directors be empowered pursuant to section 571(1) of the Companies Act to allot the Second Tranche Placing Shares for cash. Such power shall expire (unless previously revoked or varied by the Company in general meeting) on the date three months after the date of passing of such resolution.

Resolution 3 also serves as the Nasdaq Share Issuance Approval. The Nasdaq 20% Rule requires shareholder approval for certain transactions, other than public offerings, involving the issuance of 20% or more of the total pre-transaction shares outstanding at a price per share less than the applicable Minimum Price (as defined in Listing Rule 5635(d)(1)(A)). As of the close of the U.S. markets on March 11, 2024, the Minimum Price was $1.14 per ADS, which equates to approximately £0.89 per ordinary share. Because the Placing Price is less than the Minimum Price, the Company has allotted and issued the First Tranche Placing Shares representing 19.99% of the total pre-transaction shares outstanding. Accordingly, the Company is required to obtain the shareholder approval under the Nasdaq 20% Rule and related guidance for the issuance of the Second Tranche Placing Shares which are in excess of 19.99% of the total pre-transaction shares outstanding.

If the Shareholders do not approve Resolution 3, the Company will not be able to allot the Second Tranche Placing Shares and the Company will not receive any proceeds from the Second Tranche Placing Shares. If Resolution 3 is not passed, the placing of the Second Tranche Placing Shares will not complete and the Board considers that it would be significantly constrained in its ability to fund the development of the Company’s business.

Resolution 3 is conditional on the approval of Resolution 1 because English law requires that a pre-emption disapplication be given in respect of a particular authorization (general or specific) to allot shares. Resolution 3 will therefore not be passed unless Resolution 1 is also approved, notwithstanding that Shareholders may have voted to approve Resolution 3.

In accordance with section 571(6) of the Companies Act, (a) the reasons for the Directors’ recommendation to vote in favor of Resolution 3 are set out in this section and the section entitled “Background to Resolutions 1 and 3”, (b) the amount of gross proceeds to be paid to the Company in connection with the allotment of the Second Tranche Placing Shares is approximately £5.4 million and (c) the Directors believe that the proposed disapplication of pre-emption rights pursuant to Resolution 3 is necessary in order to enable the Company to carry out the Placing without incurring the substantial costs and delays that would be involved in a pre-emptive offering.

Vote Required

The affirmative vote of holders representing not less than 75% of the total voting rights of Shareholders present in person or by proxy who (being entitled to vote) vote on the matter will be required to approve the disapplication of pre-emption rights in respect of the allotment of the Second Tranche Placing Shares.

The Board of Directors recommends you vote

FOR the disapplication of pre-emption rights in respect of the allotment of the Second Tranche Placing Shares and Nasdaq Share Issuance Approval

RESOLUTION 4:

DISAPPLICATION OF PRE-EMPTION RIGHTS

Resolution 4 will be proposed as a special resolution to allot equity securities (as defined in section 560 of the Companies Act) for cash and/or to sell Ordinary Shares held by the Company as treasury shares without first offering them to existing shareholders in proportion to their existing holdings. Other than in connection with a pre-emptive offering, this authority will be limited to shares of a maximum aggregate nominal amount of £128,391, which represents approximately 35% of the Enlarged Issued Share Capital.

The power conferred by this resolution shall expire (unless previously revoked or varied by the Company in general meeting) at the conclusion of the next annual general meeting of the Company or the close of business on July 22, 2025, whichever is earlier. This power is in substitution for any and all powers previously conferred on the Directors under Section 570 of the Companies Act, but without prejudice to any allotment of equity securities made or agreed to be made pursuant to such powers, and is in addition to the powers conferred upon the Directors by Resolution 3, if passed.

If Shareholders do not approve Resolution 2 and Resolution 4, the Company will not be able to allot further shares, or grant rights to subscribe for or convert any security into shares, in the Company for cash on a non-pre-emptive basis in excess of 11,614,525 Ordinary Shares (other than pursuant to an employees’ share scheme). Absent a further Shareholder authorization to allot equity securities free from applicable rights of pre-emption, the Board considers that it would be significantly constrained in its ability to fund the development of the Company’s business.

Resolution 4 is conditional on the approval of Resolution 2 because English law requires that a pre-emption disapplication be given in respect of a particular authorization (general or specific) to allot shares. Resolution 4 will therefore not be passed unless Resolution 2 is also approved, notwithstanding that Shareholders may have voted to approve Resolution 4.

Vote Required

The affirmative vote of holders representing not less than 75% of the total voting rights of Shareholders present in person or by proxy who (being entitled to vote) vote on the matter will be required to approve the disapplication of pre-emption rights.

The Board of Directors recommends you vote

FOR the disapplication of pre-emption rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s ordinary shares (and our ADSs, each of which represents 2 ordinary shares) as of January 31, 2024 by: (i) each director; (ii) each of the named executive officers; (iii) all current executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its ordinary shares.

We have determined beneficial ownership in accordance with the rules and regulations of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to applicable community property laws.

This table is based upon information supplied by officers, directors and principal shareholders. Applicable percentage ownership is based on 99,930,156 ordinary shares, including ordinary shares in the form of ADSs, outstanding as of January 31, 2024. In computing the number of shares beneficially owned by a person and the percentage ownership of such person, we include all shares subject to options held by the person that are currently exercisable, or would be exercisable or would vest based on service-based vesting conditions as of March 31, 2024, which is 60 days after January 31, 2024. However, except as described above, we do not deem such shares outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address for each beneficial owner listed in the table below is c/o Renalytix plc Finsgate 5-7 Cranwood Street, London, United Kingdom.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Shares Beneficially Owned
5% Shareholders:
Icahn School Of Medicine At Mount Sinai(2)	12,926,353	12.9%
Harwood Capital LLP(3)	10,611,730	10.6%
Jefferson River Capital LLC(4)	8,533,280	8.5%
Directors and Named Executive Officers:
James McCullough(5)	2,892,222	2.9%
Fergus Fleming(6)	1,166,460	1.0%
Catherine Coste(7)	15,836	*
Daniel Levangie(8)	25,000	*
Erik Lium, Ph.D.	—	*
Thomas McLain(9)	1,396,393	1.4%
Christopher Mills(3)	10,611,730	10.6%
O. James Sterling(10)	1,901,096	1.9%
All directors and current executive officers as a group (11 persons)(11)	31,218,459	30.4%

*	Represents beneficial ownership of less than 1%.
(1)

Our shareholders, executive officers and directors may hold ordinary shares, ADS or a combination of both. This column shows each holder’s beneficial ownership assuming all shares were held as ordinary shares, which may not be the case. Our ADSs are listed on The Nasdaq Global Market under the trading symbol “RNLX.” Ordinary shares are convertible to ADSs at a two to one ratio.

(2)	Consists of 204,501 shares issuable upon exercise of options vested as of March 31, 2024. The address of Mount Sinai is 1 Gustave L. Levy Place, New York, New York, 10029.
(3)

Consists of (i) 7,000,000 ordinary shares held by North Atlantic Smaller Companies Investment Trust plc (“NASCIT”), of which Harwood Capital Management Limited and subsidiaries (“Harwood Capital”) are the investment managers, (ii) 2,800,000 ordinary shares held by Oryx International Growth Fund Limited (“Oryx”), of which Harwood Capital is the investment advisor, (iii) 272,500 ordinary shares held by Harwood Holdco Limited (“Harwood Holdco”), which is a wholly owned subsidiary of Harwood Capital Management Limited Group (the “Harwood Group”), and (iv) 539,230 ordinary shares held by Harwood Capital LLP (a wholly-owned subsidiary of the Harwood Group) for the benefit of certain private clients. Mr. Mills is the Chief Executive Officer and Chief Investment Officer of Harwood Capital, and is the owner of the Harwood Group. The address of the Harwood Group, Harwood Capital, Harwood Holdco, NASCIT and Oryx is 6 Stratton St, Mayfair, London W1J 8LD, United Kingdom.
(4)

Consists of (i) 8,294,932 ordinary shares held by the Hamilton E. James 2003 Children’s Trust (the “Trust”) and (ii) 238,348 ordinary shares directly held by Mr. Hamilton James. Jefferson River Capital LLC (“Jefferson River”) is the investment adviser of the Trust and Mr. James, and each of Jefferson River, the Trust and Mr. James disclaims beneficial ownership of any of the reported securities except to the extent of such party’s pecuniary interest in such securities. The address of Jefferson River Capital LLC is 499 Park Ave., 27th Floor, New York, NY 10022.

(5)

Consists of (i) 191,988 ordinary shares directly held by Mr. McCullough, (ii) 145,836 shares issuable upon exercise of options vested as of March 31, 2024 and (iii) 2,554,398 shares held by The McCullough 2020 Irrevocable Trust, of which Mr. McCullough is a trustee.

(6)	Consists of (i) 569,481 ordinary shares directly held by Mr. Fleming and (ii) 596,979 shares issuable upon exercise of options vested as of March 31, 2024.
(7)	Consists of 15,836 ordinary shares issuable upon exercise of options vested as of March 31, 2024.
(8)	Consists of 25,000 ordinary shares issuable upon exercise of options vested as of March 31, 2024.
(9)	Consists of (i) 59,150 ordinary shares directly held by Mr. McLain and (ii) 1,337,243 shares issuable upon exercise of options vested as of March 31, 2024.
(10)	Consists of (i) 1,805,236 ordinary shares directly held by Mr. Sterling and (ii) 95,860 shares issuable upon exercise of options vested as of March 31, 2024.
(11)	Consists of (i) 31,218,459 ordinary shares and (i) 2,704,624 ordinary shares issuable upon exercise of options vested as of March 31, 2024.

DELIVERY OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for General Meeting materials with respect to two or more shareholders or ADS holders sharing the same address by delivering a single set of General Meeting materials addressed to those shareholders or ADS holders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders or ADS holders and cost savings for companies.

This year, a number of brokers with account holders who are our shareholders will be “householding” the Company’s proxy materials. A single set of General Meeting materials will be delivered to multiple shareholders or ADS holders sharing an address unless contrary instructions have been received from the affected shareholders or ADS holders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of General Meeting materials, please notify your broker or us. Please direct contact to us at Salim Hamir, Company Secretary, Renalytix plc, Finsgate, 5-7 Cranwood Street, London EC1V 9EE, United Kingdom or by telephone at +44 20 3139 2910. Shareholders or ADS holders who currently receive multiple copies of the General Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

EACH ORDINARY SHAREHOLDER IS URGED TO SUBMIT A PROXY.

EACH ADS HOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN

THE ADS PROXY CARD TO CITIBANK, N.A., THE DEPOSITARY FOR THE ADSs.

ADDITIONAL INFORMATION

Shareholders’ Rights to Call a General Meeting

Our shareholders have the right to call a meeting of our shareholders. The Companies Act generally requires the directors to call a general meeting once we have received requests to do so from shareholders representing at least 5% of our paid-up shares entitled to vote at a general meeting. The Companies Act prohibits shareholders of a U.K. public limited company from passing written resolutions. However, significant shareholders would, in any case, still have the power to call a general meeting and propose resolutions. These provisions are mandatory under the Companies Act and cannot be waived by our shareholders.

Shareholder Proposals for 2024 Annual General Meeting

Rule 14a-8 Proposals – Pursuant to Rule 14a-8 under the Exchange Act, in order to be considered for inclusion in our proxy statement for our 2024 annual general meeting of shareholders, shareholder proposals must be received by the Company at the Office of the Company Secretary, Finsgate, 5-7 Cranwood Street, London EC1V 9EE, United Kingdom no later than 120 days before the anniversary of the date on which we sent or published our proxy materials for the 2023 AGM (or July 16, 2024). However, if the date of the 2024 annual general meeting is more than 30 calendar days from the date of the anniversary of the 2023 AGM, then the notice must be received by our Company Secretary a reasonable time before we begin to print and send our proxy materials.

Other Proposals – Shareholders intending to include a proposal on the agenda for the 2024 annual general meeting of shareholders, irrespective of whether they intend to have the proposal included in our proxy statement, must comply with the requirements under our articles of association and English law. Under section 338 of the Companies Act, shareholders representing at least 5% of holders entitled to vote on a resolution at an annual general meeting may require the Company to include such resolution in its notice of an annual general meeting. Provided the applicable thresholds are met, notice of the resolution must be received by the Company at the Office of the Company Secretary, Finsgate, 5-7 Cranwood Street, London EC1V 9EE, United Kingdom at least six weeks prior to the date of the annual general meeting, or, if later, at the time notice of the annual general meeting is delivered to shareholders.

To comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice at our principal executive offices that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 days prior to the anniversary of the 2023 AGM (or October 16, 2024).

Proposals and nominations that are not received by the dates specified above, or otherwise do not meet all relevant requirements, will be considered untimely or improper, as applicable. We also encourage anyone sending in a shareholder proposal to additionally send such proposals via email to Salim Hamir, Company Secretary (shamir@renalytix.com).

Questions?

If you have any questions or need more information about the Meeting, please write to us at:

Salim Hamir

Company Secretary

Renalytix plc

Finsgate

5-7 Cranwood Street

London EC1V 9EE

United Kingdom

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the GM. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Salim Hamir Secretary

   , 2024

General Meeting

The Voting Instructions must be signed, completed and received at the indicated address prior to

10:00 A.M. (New York City time) on April 16, 2024 for action to be taken.

2024 VOTING INSTRUCTIONS	AMERICAN DEPOSITARY SHARES

Renalytix plc (the “Company”)

CUSIP No.:	75973T101.*
ADS Record Date:	March 25, 2024
Meeting Specifics:	General Meeting to be held on Monday, April 22, 2024 at 3:00 P.M. (BST) as an in-person meeting at 6 Stratton Street Mayfair, London W1J 8LD.
Meeting Agenda:	Please refer to the Company’s Notice of General Meeting and other relevant documents on the Company’s website:
https://investors.renalytix.com/news-and-events/documents-and-presentations .
Depositary:	Citibank, N.A.
Deposit Agreement:	Deposit Agreement, dated as of July 21, 2020.
Deposited Securities:	Ordinary shares, nominal value £0.0025 per share, of the Company.
Custodian:	Citibank, N.A. (London).

*ADS	CUSIP No. is provided as a convenience only and without any liability for accuracy.

The undersigned holder, as of the ADS Record Date, of the American Depositary Share(s) issued under the Deposit Agreement (“ADSs”) and identified above, acknowledges receipt of a copy of the Depositary’s Notice of General Meeting and hereby authorizes and directs the Depositary to cause to be voted at the Meeting (and any adjournment or postponement thereof) the Deposited Securities represented by the ADSs in the manner indicated on the reverse side hereof. All capitalized terms not defined herein shall have the meaning given to such term in the Deposit Agreement. The information with respect to the Meeting and the ADS Voting Instructions contained herein and in any related materials may change after the date hereof as a result of a change in circumstances (e.g., an adjournment or cancellation of the Meeting, and change in manner of holding the Meeting). The Company intends to announce any changes and updates only on its website https://www.renalytix.com. We encourage you to check the referenced Company website for any updates to the information with respect to the Meeting and the ADS Voting Instructions as it is not expected that any additional information will be distributed to you via mail or email.

Voting instructions may be given only in respect of a number of ADSs representing an integral number of Deposited Securities. Upon the timely receipt from a Holder of ADSs as of the ADS Record Date of voting instructions in the manner specified by the Depositary, the Depositary shall endeavor, insofar as practicable and permitted under any applicable law, the provisions of the Deposit Agreement, the Articles of Association of the Company and the provisions of the Deposited Securities, to vote, or cause the Custodian to vote, the Deposited Securities (in person or by proxy) represented by such Holder’s ADSs in accordance with the voting instructions received from the Holder of the ADSs. If the Depositary does not receive voting instructions from a Holder as of the ADS Record Date on or before the date established by the Depositary for such purpose, such Holder shall be deemed, and the Depositary shall deem such Holder, to have instructed the Depositary to give a discretionary proxy to a person designated by the Company to vote the Deposited Securities; provided, however, that no such discretionary proxy shall be given by the Depositary with respect to any matter to be voted upon as to which the Company informs the Depositary that (i) the Company does not wish such proxy to be given, (ii) substantial opposition exists, or (iii) the rights of holders of Deposited Securities may be adversely affected.

Deposited Securities represented by ADSs for which no timely voting instructions are received by the Depositary from the Holder shall not be voted (except as otherwise contemplated in the Deposit Agreement). Neither the Depositary nor the Custodian shall under any circumstances exercise any discretion as to voting and neither the Depositary nor the Custodian shall vote, attempt to exercise the right to vote, or in any way make use of, for purposes of establishing a quorum or otherwise, the Deposited Securities represented by ADSs, except pursuant to and in accordance with the voting instructions timely received from Holders or as otherwise contemplated in the Deposit Agreement. If the Depositary timely receives voting instructions from a Holder which fail to specify the manner in which the Depositary is to vote the Deposited Securities represented by such Holder’s ADSs, the Depositary will deem such Holder to have instructed the Depositary to vote in favor of the items set forth in such voting instructions.

Please indicate on the reverse side hereof how the Deposited Securities are to be voted.

The Voting Instructions must be marked, signed and returned on time in order to be counted.

By signing on the reverse side hereof, the undersigned represents to the Depositary and the Company that the undersigned is duly authorized to give the voting instructions contained therein.

RESOLUTIONS

ORDINARY RESOLUTIONS

1.

Authorizing the Board of Directors to allot ordinary shares of £0.0025 each in the capital of the Company up to an aggregate nominal amount of £67,039.6025 (26,815,841 ordinary shares) (the “Second Tranche Placing Shares”)

2.

Authorizing the Board of Directors to allot shares and grant rights to subscribe for, or convert any security into, shares of the Company up to an aggregate nominal amount of £128,391 (representing approximately 35% of the Company’s enlarged issued share capital following the allotment of the Second Tranche Placing Shares) (the “Enlarged Issued Share Capital”) and to allot further equity securities up to an aggregate nominal amount of £122,277 (representing approximately one-third of the Enlarged Issued Share Capital) in connection with a pre-emptive offer in favour of shareholders

SPECIAL RESOLUTIONS

3.	Authorizing the Board of Directors to allot the Second Tranche Placing Shares for cash pursuant to the authority conferred on them by Resolution 1 as if U.K. statutory pre-emption rights did not apply

4.

Authorizing the Board of Directors to allot equity securities for cash pursuant to the authority conferred on them by Resolution 2 and/or sell treasury shares as if U.K. statutory pre-emption rights did not apply in connection with a pre-emptive offer and otherwise up to an aggregate nominal amount of £128,391 (representing approximately 35% of the Company’s Enlarged Issued Share Capital)

The Board of Directors recommends a FOR vote for all resolutions.

A	Issues	Renalytix plc

Ordinary Resolutions				Special Resolutions

	For	Against	Abstain		For	Against	Abstain

Resolution 1	☐	☐	☐	Resolution 3	☐	☐	☐

Resolution 2	☐	☐	☐	Resolution 4	☐	☐	☐

B	Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

If this Voting Instructions Card is signed and timely returned to the Depositary but no specific direction as to voting is marked above as to an issue, the undersigned shall be deemed to have directed the Depositary to give voting instructions “FOR” the unmarked issue.

If these Voting Instructions are signed and timely returned to the Depositary but multiple specific directions as to voting are marked above as to an issue, the undersigned shall be deemed to have directed the Depositary to give an “ABSTAIN” voting instruction for such issue.

Please be sure to sign and date this Voting Instructions Card.

Please sign your name to the Voting Instructions exactly as printed. When signing in a fiduciary or representative capacity, give full title as such. Where more than one owner, each MUST sign. A Voting Instructions Card executed by a corporation should be in the full name of a duly authorized officer with full title as such.

Signature 1 - Please keep signature within the line	Signature 2 - Please keep signature within the line	Date (mm/dd/yyyy)
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